Morgan Stanley Managed Futures
Altis I, LLC

					  Morgan Stanley Managed Futures
					  Aspect I, LLC

					  Morgan Stanley Managed Futures
				      BHM I, LLC

					  Morgan Stanley Managed Futures
					  WCM I, LLC


Interim Financial Statements
For the Nine Months Ended
September 30, 2008 (Unaudited)











      THE ENCLOSED TRADING COMPANY FINANCIAL STAETEMENTS
AND FOOTNOTE DISCLOSURE ARE PRESENTED PURSUANT TO
REGULATION S-X FOR THOSE TRADING COMPANIES IN WHICH MORGAN
STANLEY MANAGED FUTURES HV, L.P. HAS A 20% OR GREATER
INVESTMENT AS OF SEPTEMBER 30, 2008.




       <table> Morgan Stanley Managed Futures Altis I, LLC
Statements of Financial Condition

	September 30,	 December 31,
                           2008      	           2007
	$	 $
	(Unaudited)

ASSETS
<s.	<c>	<c>
Trading Equity:
	Unrestricted cash	16,896,327	  6,297,535
	Restricted cash	    2,012,362	           836,138

	     Total cash	   18,908,689	        7,133,673

	Net unrealized gain on open contracts (MS&Co.)	         1,505,739	       882,457
	Net unrealized gain on open contracts (MSIP)	           101,831	                  41,892

          Total net unrealized gain on open contracts	         1,607,570	          924,349

	     Total Trading Equity	20,516,259	8,058,022

Interest receivable (MS&Co.)	         14,444	            17,818

	     Total Assets	  20,530,703	        8,075,840


LIABILITIES AND MEMBERS? CAPITAL

LIABILITIES
Accrued management fees	28,132	11,297
Accrued administrative fees 	        5,626	            2,259
Accrued incentive fee	  ?	     	94,509
Redemptions payable 	            ?  		      	       900,000

	     Total Liabilities	         33,758	     1,008,065

MEMBERS? CAPITAL
Managing Member	  ?	   	757,175
Non-Managing Members	  20,496,945	     6,310,600

	Total Members? Capital	  20,496,945	    7,067,775

	Total Liabilities and Members? Capital	       20,530,703	    8,075,840








The accompanying notes are an integral part of these financial statements.

       <table> Morgan Stanley Managed Futures Altis I, LLC
Statements of Operations (Unaudited)
								   For the Period from
                                                                                                              August 1, 2007
                                                                                   For the                (commencement of		 For the
        Three Months Ended          operations) to 		    Nine Months Ended
        September 30, 2008      September 30, 2007	 September 30, 2008
                  $                                     $                                $


INVESTMENT INCOME
	Interest income (MS&Co.)	                       66,686	                       29,686		            176,418

EXPENSES
	Management fees                                                        89,374	                       16,199	   	    209,323
	Brokerage fees                                                            26,634                        10,836	              71,824
	Administrative fees                                                      17,874   	                       3,240		       41,864
	Incentive fees                   ?    	                      72,053                     1,153,309

		   Total Expenses                                               133,882	                     102,328	            1,476,320

NET INVESTMENT LOSS          (67,196)	                    (72,642)                   (1,299,902)

TRADING RESULTS
Trading profit (loss):
	Realized                      (2,100,963)                  (504,908)	                       919,218
	Net change in unrealized      (2,208,031)                   895,447	                        683,221

		   Total Trading Results                                 (4,308,994)	                   390,539                      1,602,439

NET INCOME (LOSS)         (4,376,190)                   317,897                         302,537

NET INCOME (LOSS) ALLOCATION
Managing Member	                                                             ?                           143,607		        (42,584)
Non-Managing Members                                           (4,376,190)                   174,290		       345,121














The accompanying notes are an integral part of these financial statements.


       <table> Morgan Stanley Managed Futures Altis I, LLC
Statements of Changes in Members? Capital
For the Nine Months Ended September 30, 2008 and for the Period from
August 1, 2007 (commencement of operations) to September 30, 2007 (Unaudited)


	        Managing	 Non-Managing
	       Member       	      Members  	    Total
                           $                                  $                            $
Members? Capital,
   	Initial contributions,
	August 1, 2007	  2,980,000	2,070,794	  5,050,794

Capital Contributions                                                  ?    		1,099,134		  	1,099,134

Net Income	    143,607	        174,290               317,897

Members? Capital,
   September 30, 2007     3,123,607                     3,344,218          6,467,825




Members? Capital,
   	December 31, 2007	757,175	6,310,600	   7,067,775

Capital Contributions                                                  ?    		13,960,290		 13,960,290

Net Income (Loss)	(42,584)	345,121	      302,537

Capital Withdrawals                                     	      (714,591)     	               (119,066)	    (833,657)

Members? Capital,
   September 30, 2008              ?            20,496,945  	         20,496,945
















The accompanying notes are an integral part of these financial statements.

       <table> Morgan Stanley Managed Futures Altis I, LLC
Statements of Cash Flows (Unaudited)

                For the Period from
 			         August 1, 2007
    	         For the Nine	  (commencement of
	   Months Ended	       operations) to
                  September 30, 2008   September 30, 2007
	                                        $			      $

CASH FLOWS FROM OPERATING ACTIVITIES

Net income 	    302,537		     	 317,897
Noncash item included in net income:
	Net change in unrealized	      (683,221)		   (895,447)

(Increase) decrease in operating assets:
Restricted cash                                     (1,176,224)	      (587,055)
	Interest receivable (MS&Co.)                  3,374	                        (17,175)

Increase (decrease) in operating liabilities:
	Accrued management fees                                                                              16,835			  	    8,833
	Accrued administrative fees                                                                               3,367		    1,767
	Accrued incentive fees                       (94,509)	                        72,053

Net cash used for operating activities          (1,627,841)	                  (1,099,127)


CASH FLOWS FROM FINANCING ACTIVITIES

Initial contributions	                                  ? 	                        5,050,794
Capital contributions 	                  13,960,290	           	1,099,134
Capital withdrawals                     (1,733,657)	          ?

Net cash provided by financing activities	     12,226,633	                     6,149,928

Net increase in unrestricted cash                 10,598,792	                    5,050,801

Unrestricted cash at beginning of period               6,297,535	                         ?

Unrestricted cash at end of period              16,896,327                   5,050,801









The accompanying notes are an integral part of these financial statements.

       <table> Morgan Stanley Managed Futures Altis I, LLC
Condensed Schedules of Investments
September 30, 2008 (Unaudited) and December 31, 2007








Futures and Forward Contracts
       Long
  Unrealized
  Gain/(Loss)

Percentage of
  Members? Capital
    Short
Unrealized
   Gain/(Loss)

 Percentage of
   Members? Capital
    Net
Unrealized
Gain/(Loss)

$
%
   $
%
$

September 30, 2008, Members? Capital: $20,496,945



Commodity
   (172,115)
       (0.84)
 1,728,384
        8.43*
 1,556,269
Equity
      58,553
        0.29
    185,766
        0.91
244,319
Foreign currency
       (1,636)
       (0.01)
    (44,674)
       (0.22)
     (46,310)
Interest rate
      28,702
        0.14
    (15,764)
       (0.08)
    12,938






     Grand Total:
    (86,496)
       (0.42)
 1,853,712
        9.04
 1,767,216

     Unrealized Currency Loss





   (159,646)

     Total Net Unrealized Gain



 1,607,570



   261,544

December 31, 2007, Members? Capital: $7,067,775



Commodity
     817,270
       11.57*
      (11,267)
       (0.16)
 806,003
Equity
    (14,059)
       (0.20)
         9,852
        0.14
   (4,207)
Foreign currency
        (4,203)
       (0.06)
      (52,252)
       (0.74)
    (56,455)
Interest rate
     148,592
        2.10
       45,319
        0.64
    193,911






     Grand Total:
     947,600
      13.41
       (8,348)
       (0.12)
   939,252

     Unrealized Currency Loss





    (14,903)

     Total Net Unrealized Gain





   924,349



* No single contract?s value exceeds 5% of the Members? Capital.









The accompanying notes are an integral part of these financial statements.

       <table> Morgan Stanley Managed Futures Aspect I, LLC
Statements of Financial Condition

	September 30,	 December 31,
                   2008      	           2007
	$	 $
	(Unaudited)
ASSETS
Trading Equity:
	Unrestricted cash	22,994,715	  7,615,285
	Restricted cash	     1,169,366	           657,617

	     Total cash	   24,164,081	        8,272,902

	Net unrealized gain on open contracts (MS&Co.)	         176,499	       254,561
	Net unrealized gain on open contracts (MSIP)	             280,680	                 14,655

          Total net unrealized gain on open contracts	           457,179		          269,216

	     Total Trading Equity	24,621,260	8,542,118

Interest receivable (MS&Co.)	         16,270	            19,102

	     Total Assets	  24,637,530	        8,561,220

LIABILITIES AND MEMBERS? CAPITAL

LIABILITIES
Accrued management fees	39,455	13,738
Accrued administrative fees 	         6,904	            2,404
Accrued incentive fee	  ? 		83,975
Redemptions payable 	               ?      	      	       439,510


	     Total Liabilities	       46,359	        539,627

MEMBERS? CAPITAL
Managing Member	  ?      	  ?
Non-Managing Members	  24,591,171	     8,021,593

	Total Members? Capital	  24,591,171	    8,021,593

	Total Liabilities and Members? Capital	       24,637,530	    8,561,220








The accompanying notes are an integral part of these financial statements.

       <table>
Morgan Stanley Managed Futures Aspect I, LLC
Statements of Operations (Unaudited)


								        For the Period from
                                                                    August 1, 2007
                       For the               (commencement of              For the
                Three Months	 Ended         operations) to          Nine Months Ended
          September 30, 2008     September 30, 2007  September 30, 2008
	          $		              $		        $


INVESTMENT INCOME
	Interest income (MS&Co.)		         76,945	    	       27,881		                  203,301

EXPENSES
	Management fees	 119,734	                         18,990 	   	         284,794
	Brokerage fees	42,191                          7,423		      79,404
	Administrative fees 	                     20,954   	                       3,323		            49,839
	Incentive fees	          ?    	                       17,408                      521,700

		   Total Expenses	        182,879	                        47,144                      935,737

NET INVESTMENT LOSS 	     (105,934)	                     (19,263)		           (732,436)

TRADING RESULTS
Trading profit (loss):
	Realized	 (1,504,017)                   (244,111)                   544,099
	Net change in unrealized 	                      (603,579)                    360,886		        187,963

		   Total Trading Results	  (2,107,596)	                    116,775                    732,062

NET INCOME (LOSS)	  (2,213,530)                     97,512                          (374)

NET INCOME (LOSS) ALLOCATION
Managing Member	               ?                                8,559                ?
Non-Managing Members                                                  (2,213,530)                     88,953		               (374)












The accompanying notes are an integral part of these financial statements.

       <table> Morgan Stanley Managed Futures Aspect I, LLC
Statements of Changes in Members? Capital
For the Nine Months Ended September 30, 2008 and for the Period from
August 1, 2007 (commencement of operations) to September 30, 2007 (Unaudited)




	        Managing	                  Non-Managing
	       Member       	        Members  	    Total
           $                                   $                           $
Members? Capital,
	Initial Contribution,
	August 1, 2007	             2,290,000	2,766,637	    5,056,637

Capital Contributions                                                 ?    		1,512,709		    1,512,709

Net Income	                                                              8,559	          88,953                   97,512

Members? Capital,
   September 30, 2007      2,298,559                     4,368,299 	             6,666,858




Members? Capital,
	December 31, 2007	                                                ?	8,021,593	     8,021,593

Capital Contributions                                                  ?    		16,889,458		   16,889,458

Net Loss                                                                     ?    		(374)		   	          (374)

Withdrawals	                                                              ?  	                   (319,506)	               (319,506)

Members? Capital,
   September 30, 2008                  ?    	               24,591,171  	           24,591,171












The accompanying notes are an integral part of these financial statements.


       <table> Morgan Stanley Managed Futures Aspect I, LLC
Statements of Cash Flows (Unaudited)


											   For the Period from
 			          August 1, 2007
    	         For the Nine	   (commencement of
	   Months Ended	        operations) to
                     	   September 30, 2008     September 30, 2007
	                                        $			     $

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	 	         (374)		        	   97,512
Noncash item included in net loss:
	Net change in unrealized	      (187,963)		   (360,886)

(Increase) decrease in operating assets:
	Restricted cash	                         (511,749)	      (595,873)
	Interest receivable (MS&Co.)                       2,832	                        (16,753)

Increase (decrease) in operating liabilities:
	Accrued management fees                                                                              25,717			  	  10,563
	Accrued administrative fees                                                                               4,500		    1,848
	Accrued incentive fees                     (83,975)	                        17,408

Net cash used for operating activities             (751,012)	                     (846,181)


CASH FLOWS FROM FINANCING ACTIVITIES

Initial contributions                                ? 	                        5,056,637
Capital contributions                 16,889,458	           	1,512,709
Capital withdrawals                   (759,016)	          ?

Net cash provided by financing activities        16,130,442	                     6,569,346

Net increase in unrestricted cash                        15,379,430	                    5,723,165

Unrestricted cash at beginning of period	     7,615,285	                          ?

Unrestricted cash at end of period               22,994,715                   5,723,165









The accompanying notes are an integral part of these financial statements.

       <table> Morgan Stanley Managed Futures Aspect I, LLC
Condensed Schedules of Investments
September 30, 2008 (Unaudited) and December 31, 2007








Futures and Forward Contracts
       Long
  Unrealized
  Gain/(Loss)

Percentage of
  Members? Capital
    Short
Unrealized
   Gain/(Loss)

 Percentage of
   Members? Capital
    Net
Unrealized
Gain/(Loss)

$
%
   $
%
$

September 30, 2008, Members? Capital: $24,591,171



Commodity
      (77,096)
       (0.31)
    492,722
        2.00
    415,626
Equity
         ?
          ?
    128,923
        0.52
128,923
Foreign currency
         2,369
        0.01
    (74,309)
       (0.30)
    (71,940)
Interest rate
       12,492
        0.05
    (72,324)
       (0.29)
    (59,832)






     Grand Total:
     (62,235)
       (0.25)
    475,012
        1.93
   412,777

     Unrealized Currency Gain





     44,402

     Total Net Unrealized Gain



   457,179



   261,544

December 31, 2007, Members? Capital: $8,021,593



Commodity
     172,951
        2.16
         9,817
        0.13
182,768
Equity
       4,249
        0.05
            968
        0.01
  5,217
Foreign currency
      (22,520)
       (0.28)
        (8,510)
       (0.11)
   (31,030)
Interest rate
       80,826
        1.01
       30,307
        0.38
 111,133






     Grand Total:
     235,506
        2.94
      32,582
        0.41
   268,088

     Unrealized Currency Gain





      1,128

     Total Net Unrealized Gain





  269,216








The accompanying notes are an integral part of these financial statements.



       <table> Morgan Stanley Managed Futures BHM I, LLC
Statements of Financial Condition
	September 30,	 December 31,
                        2008      	           2007
	$	 $
	(Unaudited)
ASSETS
Trading Equity:
	Unrestricted cash	120,393,149	  7,038,210
	Restricted cash	     9,392,127	           120,806

	     Total cash	  129,785,276	        7,159,016

	Net unrealized gain (loss) on open contracts (MS&Co.)	         (3,474,725)	       687,184
	Net unrealized gain (loss) on open contracts (MSIP)	         1,444,707	              (126,586)

          Total net unrealized gain (loss) on open contracts	       (2,030,018)	          560,598

 	Options purchased (proceeds paid $3,792,517
             and $11,597, respectively)	     3,431,821	            14,337

	     Total Trading Equity	131,187,079	7,733,951

Expense reimbursements	           19,029                              ?
Interest receivable (MS&Co.)	           15,007	           18,977

	     Total Assets	  131,221,115	        7,752,928

LIABILITIES AND MEMBERS? CAPITAL

LIABILITIES
Options written (premiums received $2,366,471
  and $3,083, respectively)				    	  2,358,060		         2,767
Redemptions payable 	591,276     	1,457,373
Accrued management fees	40,121	12,076
Accrued administrative fees 	            7,021	             2,113
Accrued incentive fee	            ?    			47,635

	     Total Liabilities	     2,996,478	      1,521,964

MEMBERS? CAPITAL
Managing Member	?      	?
Non-Managing Members	  128,224,637	    6,230,964

	Total Members? Capital	  128,224,637	    6,230,964

	Total Liabilities and Members? Capital	     131,221,115	    7,752,928




The accompanying notes are an integral part of these financial statements.

       <table> Morgan Stanley Managed Futures BHM I, LLC
Statements of Operations (Unaudited)
                                                                                                           For the Period from
                                                                                                              August 1, 2007
                                                                                   For the                (commencement of		 For the
         Three Months Ended          operations) to 		    Nine Months Ended
  	                           September 30, 2008      September 30, 2007	 September 30, 2008
                      $                                     $                                $


INVESTMENT INCOME
	 Interest income (MS&Co.)	     71,550			          30,152		         182,322

EXPENSES
     Management fees                  		    	     114,568		      18,379                    256,870
     Brokerage fees		                                  72,436      		        4,277                     215,183
     Administrative fees		                                  20,049      		        3,216                       44,953
	Incentive fees                        ?      		                   53,474	                     650,367

 	     Total Expenses                                                  207,053 		                   79,346		     1,167,373

    Expenses reimbursements               (60,579)       ?		                   (186,476)

          Net Expenses                                                    146,474    	  	                  79,346		       980,897

NET INVESTMENT LOSS                                          (74,924)		                (49,194)             	      (798,575)

TRADING RESULTS
Trading profit (loss):
	Realized                                                             (2,753,654)		                65,782                 17,458,533
	Net change in unrealized                                 (14,780,141)        	              227,458          	        (2,945,957)

         Total Trading Results                                  (17,533,795)	 	             293,240                  14,512,576

NET INCOME (LOSS)                                         (17,608,719)		             244,046            	      13,714,001


NET INCOME (LOSS) ALLOCATION
Managing Member	                 ?                               98,707                            ?
Non-Managing Members                                      (17,608,719)		            145,339                  13,714,001








The accompanying notes are an integral part of these financial statements.



       <table>
Morgan Stanley Managed Futures BHM I, LLC
Statements of Changes in Members? Capital
For the Nine Months Ended September 30, 2008 and for the Period
From August 1, 2007 (commencement of operations) to September 30, 2007 (Unaudited)


	        Managing	      Non-Managing
	       Member       	     Members  	    Total
                      $                                  $                            $
Members? Capital,
	Initial Contribution,
	August 1, 2007	             2,980,000	2,070,794	    5,050,794

Capital Contributions                                                  ?    		1,099,134		    1,099,134

Net Income	         98,707	       145,339	       244,046

Members? Capital,
   September 30, 2007             3,078,707                     3,315,267  	            6,393,974




Members? Capital,
	December 31, 2007	                                                ?	6,230,964	    6,230,964

Capital Contributions                                                  ?    		116,348,593		116,348,593

Net Income	                                                                 ?	13,714,001	  13,714,001

Capital Withdrawals                                 	                ?  	    	        (8,068,921)		            (8,068,921)

Members? Capital,
   September 30, 2008                    ?  	              128,224,637 	        128,224,637
















The accompanying notes are an integral part of these financial statements.

       <table> Morgan Stanley Managed Futures BHM I, LLC
Statements of Cash Flows (Unaudited)
                                                          						           For the Period from
 											   August 1, 2007
                                  For the Nine           (commencement of
                              Months Ended	    operations) to
                                      September 30, 2008     September 30, 2007
                                                     $		                  $

CASH FLOWS FROM OPERATING ACTIVITIES
Net income 	13,714,001		                     244,046
Noncash item included in net income:
	Net change in unrealized	     2,945,957	   (227,458)

(Increase) decrease in operating assets:
	Restricted cash	                                       (9,271,321)                      (266,743)
	Proceeds paid for options purchased	          (3,780,920)		   	    (7,270)
	Expense reimbursements                (19,029)                              ?
	Interest receivable (MS&Co.)	                                                                             3,970	  	  (16,948)

Increase (decrease) in operating liabilities:
	Premiums received for options written	                                                        2,363,388		             ?
	Accrued management fees	                                                                              28,045		     9,961
	Accrued administrative fees 	                                                                              4,908	      	     1,743
	Accrued incentive fees 	                                                                                   (47,635)	  	 		   53,474

Net cash provided by (used for ) operating activities          5,941,364	                       (209,195)


CASH FLOWS FROM FINANCING ACTIVITIES

Initial contributions	                           	?                            5,050,794
Capital contributions 	                      116,348,593                     	 1,099,134
Capital withdrawals	                    (8,935,018)	                        ?

Net cash provided by financing activities	            107,413,575	                      6,149,928

Net increase in unrestricted cash	          113,354,939	                     5,940,733

Unrestricted cash at beginning of period              7,038,210	                      ?

Unrestricted cash at end of period   	           120,393,149	                     5,940,733








The accompanying notes are an integral part of these financial statements.

       <table> Morgan Stanley Managed Futures BHM I, LLC
Condensed Schedules of Investments
September 30, 2008 (Unaudited) and December 31, 2007





Futures and Forward Contracts
       Long
  Unrealized
  Gain/(Loss)

Percentage of
  Members? Capital
    Short
Unrealized
   Gain/(Loss)

 Percentage of
   Members? Capital
    Net
Unrealized
Gain/(Loss)

$
%
   $
%
$

September 30, 2008, Members? Capital: $128,224,637



Commodity
 (7,110,580)
       (5.54)*
  3,572,007
        2.78
  (3,538,573)
Equity
            ?
             ?
       31,000
        0.02
    31,000
Foreign Currency
      (47,214)
       (0.04)
     635,965
        0.50
   588,751
Interest rate
     614,703
        0.48
     473,969
        0.37
 1,088,672






     Grand Total:
 (6,543,091)
       (5.10)
     4,712,941
        3.67
(1,830,150)

     Unrealized Currency Loss





   (199,868)

     Total Net Unrealized Loss


 Fair Value
             $
   Percentage of
 Members? Capital
            %



Options purchased on Futures Contracts
     3,431,821
        2.68



Options purchased on Forward Contracts
             ?
           ?



Options written on Futures Contracts
    (2,358,060)
        (1.84)



Options written on Forward Contracts
             ?
           ?






(2,030,018)



   261,544


December 31, 2007, Members? Capital: $6,230,964



Commodity
     562,380
        9.03*
      (33,090)
       (0.53)
  529,290
Foreign currency
       12,120
        0.19
         5,113
        0.08
     17,233
Interest rate
       21,034
        0.34
        (7,535)
       (0.12)
     13,499






     Grand Total:
     595,534
        9.56
      (35,512)
       (0.57)
    560,022

     Unrealized Currency Gain





          576

     Total Net Unrealized Gain





   560,598


  Fair Value
              $
   Percentage of
Members?  Capital
           %



Options purchased on Futures Contracts
          14,337
       0.23



Options purchased on Forward Contracts
             ?
          ?



Options written on Futures Contracts
          (2,767)
       (0.04)



Options written on Forward Contracts
             ?
          ?





*No single contract?s value exceeds 5% of the Members? Capital.

The accompanying notes are an integral part of these financial statements.

       <table> Morgan Stanley Managed Futures WCM I, LLC
Statements of Financial Condition

	September 30,	 December 31,
                                                    2008      	           2007
	$	 $
	(Unaudited)

ASSETS
Trading Equity:
	Unrestricted cash	23,044,187	  8,059,418
	Restricted cash	    1,030,053	           565,614

	     Total cash	   24,074,240	        8,625,032

	Net unrealized gain (loss) on open contracts (MS&Co.)	         (48,292)	       137,186
	Net unrealized gain (loss) on open contracts (MSIP)	              44,022	                      (391)

          Total net unrealized gain (loss) on open contracts	              (4,270)	          136,795

	     Total Trading Equity	24,069,970	8,761,827

Interest receivable (MS&Co.)	         15,795	            19,820

	     Total Assets	  24,085,765	        8,781,647

LIABILITIES AND MEMBERS? CAPITAL

LIABILITIES
Accrued management fees	39,947	14,482
Accrued administrative fees 	             6,990	            2,534
Accrued incentive fee	           ?			76,646
Redemptions payable 	              ?  		      	        559,610

	     Total Liabilities	          46,937	          653,272

MEMBERS? CAPITAL
Managing Member	           ?      	           ?
Non-Managing Members	    24,038,828	     8,128,375

	Total Members? Capital	  24,038,828	    8,128,375

	Total Liabilities and Members? Capital	       24,085,765	    8,781,647








The accompanying notes are an integral part of these financial statements.

       <table> Morgan Stanley Managed Futures WCM I, LLC
Statements of Operations (Unaudited)


                                                                                                           For the Period from
                                                                                                               August 1, 2007
                             For the                 (commencement of              For the
                  Three Months Ended           operations) to         Nine Months Ended
  	                           September 30, 2008      September 30, 2007	 September 30, 2008
                            $                                     $                                $


INVESTMENT INCOME
	 Interest income (MS&Co.)	     77,215			         30,072		      204,343

EXPENSES
     Management fees                  		    	     119,563		     19,438                   284,799
     Administrative fees		                                  20,924      		       3,402                     49,840
     Brokerage fees		                                  10,538      		       4,665                     29,960
	 Incentive fees                ?      		                  80,255                   526,892

 	     Total Expenses                                                  151,025 		                107,760		     891,491


NET INVESTMENT LOSS                                          (73,810)		                (77,688)             	    (687,148)

TRADING RESULTS
Trading profit (loss):
	Realized                                                                (879,885)		                 27,318                1,229,630
	Net change in unrealized                                      (876,610)        	               401,461       	           (141,065)

         Total Trading Results                                    (1,756,495)	 	              428,779                1,088,565

NET INCOME (LOSS)                                            (1,830,305)		              351,091         	          401,417


NET INCOME (LOSS) ALLOCATION
Managing Member	                ?                               126,409                       ?
Non-Managing Members                                       (1,830,305)		              224,682                  401,417










The accompanying notes are an integral part of these financial statements.


       <table> Morgan Stanley Managed Futures WCM I, LLC
Statements of Changes in Members? Capital
For the Nine Months Ended September 30, 2008 and for the Period
From August 1, 2007 (commencement of operations) to September 30, 2007 (Unaudited)



	        Managing	               Non-Managing
	       Member       	      Members  	    Total
                                       $                                  $                            $
Members? Capital,
	Initial Contribution,
	August 1, 2007	  2,290,000	2,766,638	  5,056,638

Capital Contributions                                                  ?    		1,512,709		  1,512,709

Net Income	      126,409	       224,682               351,091

Members? Capital,
   September 30, 2007        2,416,409                     4,504,029 	           6,920,438




Members? Capital,
	December 31, 2007	?    	8,128,375	   8,128,375

Capital Contributions                                                  ?    		16,335,718		 16,335,718

Net Income 	?    	401,417	     401,417

Capital Withdrawals                                     	           ?		                        (826,682)		    (826,682)

Members? Capital,
   September 30, 2008                       ?  	                24,038,828  	        24,038,828














The accompanying notes are an integral part of these financial statements.

       <table> Morgan Stanley Managed Futures WCM I, LLC
Statements of Cash Flows (Unaudited)

                                                          						             For the Period from
 											     August 1, 2007
                                                            For the Nine           (commencement of
                                               Months Ended	       operations) to
                                  September 30, 2008     September 30, 2007
                                                 $		                  $

CASH FLOWS FROM OPERATING ACTIVITIES

Net income 	   401,417				351,091
Noncash item included in net income:
	Net change in unrealized	      141,065		  (401,461)

(Increase) decrease in operating assets:
	Restricted cash	                                  (464,439)		       (90,195)
	Interest receivable (MS&Co.)	                                                                            4,025	    	(18,163)

Increase (decrease) in operating liabilities:
	Accrued management fees	                                                                             25,465	  	  11,010
	Accrued administrative fees 	                                                                             4,456	  	    1,927
	Accrued incentive fees 	            (76,646)	         80,255

Net cash provided by (used for) operating activities                                            35,343		     	 (65,536)


CASH FLOWS FROM FINANCING ACTIVITIES

Initial contributions                          ?	                         5,056,638
Capital contributions               16,335,718	                      1,512,709
Capital withdrawals                    (1,386,292)	                          ?

Net cash provided by financing activities     14,949,426                  	    6,569,347

Net increase in unrestricted cash	            14,984,769                     	6,503,811

Unrestricted cash at beginning of period                 8,059,418	                           ?

Unrestricted cash at end of period   	   23,044,187	                      6,503,811









The accompanying notes are an integral part of these financial statements.

       <table> Morgan Stanley Managed Futures WCM I, LLC
Condensed Schedules of Investments
September 30, 2008 (Unaudited) and December 31, 2007








Futures and Forward Contracts
       Long
  Unrealized
  Gain/(Loss)

Percentage of
  Members? Capital
    Short
Unrealized
   Gain/(Loss)

 Percentage of
   Members? Capital
     Net
Unrealized
Gain/(Loss)

$
%
   $
%
$

September 30, 2008, Members? Capital: $24,038,828



Commodity
    (136,975)
         (0.57)
      94,140
         0.39
     (42,835)
Equity
         (226)
           ?
    125,739
        0.52
125,513
Foreign currency
      (44,644)
         (0.18)
    (32,761)
         (0.14)
    (77,405)
Interest rate
       29,337
         0.12
    (24,876)
        (0.10)
      4,461






     Grand Total:
    (152,508)
      (0.63)
    162,242
      0.67
      9,734

     Unrealized Currency Loss





    (14,004)

     Total Net Unrealized Loss



     (4,270)



   261,544

December 31, 2007, Members? Capital: $8,128,375



Commodity
     174,630
        2.15
      (14,819)
       (0.18)
 159,811
Equity
       1,657
        0.02
         3,847
        0.05
    5,504
Foreign currency
      (33,979)
       (0.42)
        (2,608)
       (0.03)
     (36,587)
Interest rate
       15,118
        0.19
        (2,284)
       (0.03)
    12,834






     Grand Total:
     157,426
        1.94
      (15,864)
       (0.19)
   141,562

     Unrealized Currency Loss





    (4,767)

     Total Net Unrealized Gain





   136,795








The accompanying notes are an integral part of these financial statements.




       Morgan Stanley Managed Futures Trading Companies
Notes to Financial Statements
September 30, 2008 (Unaudited)

1.  Summary of Significant Accounting Policies

     The unaudited financial statements contained herein include, in the opinion of management, all adjustments necessary for a fair presentation of the results of operations and financial condition of Morgan Stanley Managed Futures Altis I, LLC (?Altis I, LLC?), Morgan Stanley Managed Futures Aspect I, LLC (?Aspect I, LLC?), Morgan Stanley Managed Futures BHM I, LLC (?BHM I, LLC?), and Morgan Stanley Managed Futures WCM I, LLC (?WCM I, LLC?) (each a ?Trading Company?, or collectively the ?Trading Companies?). The financial statements and condensed notes herein should be read in conjunction with each Trading Company?s December 31, 2007, Annual Report.

Organization ? Altis I, LLC was formed on March 26, 2007, as a Delaware limited liability company under the Delaware Limited Liability Company Act (the ?Act?), to facilitate investments by Morgan Stanley managed futures funds. Altis I, LLC commenced operations on August 1, 2007. Demeter Management Corporation (?Demeter?) is the trading manager of Altis I, LLC. Demeter has retained Altis Partners (Jersey) Limited (?Altis?) to engage in the speculative trading of futures contracts, options on futures and forward contracts, and forward contracts on physical commodities and other commodities interests, including, but not limited to, foreign currencies, financial instruments, mortgage-backed securities, and money market instruments (collectively,
?Futures Interests?) on behalf of Altis I, LLC.   Each member
(each investor in the Trading Company, a ?Member?) invests its assets in Altis I, LLC, which allocates substantially all of its assets in the trading program of Altis, an unaffiliated trading advisor, to make investment decisions for Altis I, LLC. As of September 30, 2008, Morgan Stanley Managed Futures HV, L.P. (a Delaware limited partnership) was the Member of Altis I, LLC.

       Aspect I, LLC was formed on March 26, 2007, as a Delaware limited liability company under the Act, to facilitate investments by Morgan Stanley managed futures funds. Aspect I, LLC commenced operations on August 1, 2007. Demeter is the trading manager of Aspect I, LLC. Demeter has retained Aspect Capital Limited (?Aspect?) to engage in the speculative trading of Futures Interests on behalf of Aspect I, LLC. Each Member invests its assets in Aspect I, LLC, which allocates substantially all of its assets in the trading program of Aspect, an unaffiliated trading advisor, to make investment decisions for Aspect I, LLC. As of September 30, 2008, Morgan Stanley Managed Futures MV, L.P. (a Delaware Limited Partnership) and Morgan Stanley Managed Futures HV, L.P. (a Delaware limited partnership) were the Members of Aspect I, LLC.




       Morgan Stanley Managed Futures Trading Companies
Notes to Financial Statements
September 30, 2008 (continued)

       BHM I, LLC was formed on March 26, 2007, as a Delaware limited liability company under the Act, to facilitate investments by Morgan Stanley managed futures funds. BHM I, LLC commenced operations on August 1, 2007. Demeter is the trading manager of BHM I, LLC. Demeter has retained Blenheim Capital Management, L.L.C. (?BHM?) to engage in the speculative trading of Futures Interests on behalf of BHM I, LLC. Each Member invests its assets in BHM I, LLC, which allocates substantially all of its assets in the trading program of BHM, an unaffiliated trading advisor, to make investment decisions for BHM I, LLC. As of September 30, 2008, Morgan Stanley Managed Futures HV, L.P. (a Delaware limited partnership) and Morgan Stanley Spectrum Strategic, L.P. (a Delaware limited partnership) were the Members of BHM I, LLC.

     BHM I, LLC may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specific quantity of a specific Futures Interest or underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

     Premiums received/proceeds paid from writing/purchasing options are recorded as liabilities/assets on the Statement of Financial Condition and are subsequently adjusted to current values. The difference between the current value of the options and the premiums received/proceeds paid are treated as an unrealized gain or loss.

     WCM I, LLC was formed on March 26, 2007, as a Delaware limited liability company under the Act, to facilitate investments by Morgan Stanley managed futures funds. WCM I, LLC commenced operations on August 1, 2007. Demeter is the trading manager of WCM I, LLC. Demeter has retained Winton Capital Management Limited (?WCM?) to engage in the speculative trading of Futures Interests on behalf of WCM I, LLC. Each Member invests its assets in WCM I, LLC, which allocates substantially all of its assets in the trading program of WCM, an unaffiliated trading advisor, to make investment decisions for WCM I, LLC. As of September 30, 2008, Morgan Stanley Managed Futures MV, L.P. (a Delaware limited partnership) and Morgan Stanley Managed Futures HV, L.P. (a Delaware limited partnership) were the Members of WCM I, LLC.




       Morgan Stanley Managed Futures Trading Companies
Notes to Financial Statements
September 30, 2008 (continued)

    The commodity brokers for the Trading Companies are Morgan Stanley & Co. Incorporated (?MS&Co.?) and Morgan Stanley & Co. International plc (?MSIP?). MS&Co. acts as the counterparty on all trading of the foreign currency forward contracts. Morgan Stanley Capital Group Inc. (?MSCG?) acts as the counterparty on all trading of the options on foreign currency forward contracts. MS&Co. and its affiliates act as the custodians of the Trading Companies? assets. Demeter, MS&Co., MSIP, and MSCG are wholly-owned subsidiaries of Morgan Stanley.

Use of Estimates ? The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts in the financial statements and related disclosures. Management believes that the estimates utilized in the preparation of the financial statements are prudent and reasonable. Actual results could differ from those estimates.

Revenue Recognition ? Futures Interests are open commitments until settlement date, at which time they are realized. They are valued at market on a daily basis and the resulting net change in unrealized gains and losses is reflected in the net change in unrealized on open contracts from one period to the next on the Statements of Operations. Monthly, MS&Co. credits each Trading Company with interest income on 100% of its average daily funds held at MS&Co. Assets deposited with MS&Co. as margin will be credited with interest income at a rate approximately equivalent to what MS&Co. pays other customers on such assets deposited as margin. Assets not deposited as margin with MS&Co. will be credited with interest income at the rate equal to the monthly average of the 4-week U.S. Treasury bill discount rate less 0.15% during such month.

     Each Trading Company?s functional currency is the U.S. dollar; however, each Trading Company may transact business in currencies other than the U.S. dollar. Assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect at the date of the Statements of Financial Condition. Income and expense items denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect during the period. Gains and losses resulting from the translation to U.S. dollars are reported in income currently.








       Morgan Stanley Managed Futures Trading Companies
Notes to Financial Statements
September 30, 2008 (continued)

Members? Capital ? The Members? capital of each Trading Company is equal to the total assets of each Trading Company (including, but not limited to, all cash and cash equivalents, accrued interest and amortization of original issue discount, and the market value of all open Futures Interests contract positions and other assets) less all liabilities of each Trading Company (including, but not limited to, brokerage fees that would be payable upon the closing of open Futures Interests positions, management fees, incentive fees, and extraordinary expenses), determined in accordance with generally accepted accounting principles.

Trading Equity ? Each Trading Company?s asset ?Trading Equity,? reflected on the Statements of Financial Condition, consists of
(a) cash on deposit with MS&Co. and MSIP to be used as margin for trading; (b) net unrealized gains or losses on futures and forward contracts, which are valued at market and calculated as the difference between original contract value and market value; and, if any, (c) options purchased at fair value. Options written at fair value are recorded in Liabilities.

     Each Trading Company, in its normal course of business, enters into various contracts with MS&Co. and MSIP acting as its commodity brokers. Pursuant to brokerage agreements with MS&Co. and MSIP, to the extent that such trading results in unrealized gains or losses, these amounts are offset and reported on a net basis on each Trading Company?s Statements of Financial Condition.

      Each Trading Company has offset its fair value amounts recognized for forward contracts executed with the same counterparty as allowable under the terms of their master netting agreement with MS&Co., as the counterparty on such contracts.
Each Trading Company has consistently applied its right to offset.

Restricted and Unrestricted Cash ? As reflected on each Trading Company?s Statements of Financial Condition, restricted cash equals the cash portion of assets on deposit to meet margin requirements plus the cash required to offset unrealized losses on foreign currency forwards and options and offset losses on offsetting London Metal Exchange positions. All of these amounts are maintained separately. Cash that is not classified as restricted cash is therefore classified as unrestricted cash.

Brokerage Fee ? Each Trading Company pays brokerage fees to MS&Co. Brokerage fees and transaction costs are accrued on a half-turn basis at 100% of the rates MS&Co. charges retail commodity customers and parties that are not clearinghouse members.


       Morgan Stanley Managed Futures Trading Companies
Notes to Financial Statements
September 30, 2008 (continued)

     Effective January 2, 2008, Morgan Stanley Spectrum Strategic L.P. ("DWSS") became a Member of BHM I, LLC. DWSS pays to MS & Co. a monthly brokerage fee at a flat rate of 1/12 of 6% per month (a 6% annual rate) of the net assets of DWSS allocated to BHM as of the first day of each month. Such fee includes the brokerage fees that are charged to BHM I LLC, therefore, BHM I LLC receives monthly expense reimbursements on brokerage fees and other transaction fees and costs incurred during such month, based on the beginning of the month Members' capital allocation percentage of DWSS in the Trading Company.

Administrative Fee ? Each Trading Company pays MS&Co. a monthly fee to cover all administrative and operating expenses (the ?Administrative Fee?). The monthly Administrative Fee is equal to 1/12 of 0.35% (a 0.35% annual rate) of the beginning of the month Members? capital of each Trading Company.

Capital Contributions ? Each Member made an initial capital contribution into each Trading Company. Additional capital contributions by the Members may be made monthly pending
Demeter?s approval. Such capital contribution will increase each Member?s pro rata share of each Trading Company?s Members?
capital.

     Demeter initially invested capital directly in the Trading Companies. Demeter has redeemed all capital investments in Altis I, LLC as of January 31, 2008, and in Aspect I, LLC, BHM I, LLC, and WCM I, LLC as of December 31, 2007. Demeter?s investment in each Trading Company was equal to an amount it deemed necessary for the trading advisors to effectively trade its trading program applicable to their respective Trading Company. Demeter redeemed all or a portion of its investment at its sole discretion without notice to the Members once it believed a sufficient amount of assets had been raised from the Members to sustain the Trading Advisor?s trading program. All capital investments by Demeter in the Trading Companies participated on the same terms as the investments made by the Members in the Trading Companies.

Capital Withdrawals ? Each Member may withdraw all or a portion of its capital as of the last business day of the month. The request for withdrawal must be received in writing by Demeter at least three business days prior to the end of such month. Such capital withdrawals will decrease each Member?s pro rata share of each Trading Company?s Members? capital. Demeter may require the withdrawal of a capital account under certain circumstances, as defined in the operating agreement.






       Morgan Stanley Managed Futures Trading Companies
Notes to Financial Statements
September 30, 2008 (continued)

Distributions ? Distributions, other than capital withdrawals, are made on a pro-rata basis at the sole discretion of Demeter. No distributions have been made to date. Demeter does not intend to make any distributions of each Trading Company?s profits.

Income Taxes ? No provision for income taxes has been made in the accompanying financial statements, as Members are individually responsible for reporting income or loss based upon their pro rata share of each Trading Company?s revenue and expenses for income tax purposes.

Dissolution of each Trading Company ? Each Trading Company shall be dissolved upon the first of the following events to occur:
	(1) The sole determination of Demeter; or
	(2) The written consent of the Members holding not less than
a majority interest in capital 	with or without cause; or
	(3) The occurrence of any other event that causes the
dissolution of the limited liability 	company under the Act.

New Accounting Developments ? In July 2006, the Financial Accounting Standards Board (?FASB?) issued Interpretation No. 48, ?Accounting for Uncertainty in Income Taxes ? an interpretation of FASB Statement 109? (?FIN 48?). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 became effective for each Trading Company as of August 1, 2007. Each Trading Company has determined that the adoption of FIN 48 did not have a material impact on each Trading Company?s financial statements. Each Trading Company files U.S. federal and state tax returns. 2007 tax year remains subject to examination by U.S. federal and most state tax authorities.

   In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS 157"), "Fair Value Measurements". SFAS 157 requires use of a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels: Level 1 - quoted market prices in active markets for identical assets and liabilities; Level 2 - inputs other than quoted market prices that are observable for the asset or liability, either directly or indirectly (including quoted prices for similar investments, interest rates, credit risk); and Level 3 - unobservable inputs for the asset or liability (including each Trading Company?s own assumptions used in determining the fair value of investments).





       <table>
Morgan Stanley Managed Futures Trading Companies
Notes to Financial Statements
September 30, 2008 (continued)

     The Trading Companies adopted SFAS 157 as of January 1,
2008. Based on the Trading Companies? analysis, the effect of applying SFAS 157 to the investments included in the financial statements does not have a material impact on the Trading
Companies? financial statements.

     The following tables summarize the valuation of each Trading
Company?s investments by the above SFAS 157 fair value hierarchy as of September 30, 2008:
    Altis I, LLC





Quoted Prices in
Active Markets for
  Identical Assets
        (Level 1)

   Significant Other
    Observable
      Inputs
    (Level 2)

    Significant
     Unobservable
       Inputs
     (Level 3)





       Total
  Assets

Unrealized gain on open contracts
                        $1,607,570
 ?
     n/a

$1,607,570


    Aspect I, LLC





Quoted Prices in
Active Markets for
  Identical Assets
        (Level 1)

   Significant Other
    Observable
      Inputs
    (Level 2)

    Significant
     Unobservable
       Inputs
     (Level 3)





       Total
  Assets
Unrealized gain (loss) on open contracts
                          $529,130
$(71,951)
     n/a

$457,179



    BHM I, LLC





Quoted Prices in
Active Markets for
  Identical Assets
        (Level 1)

Significant Other
     Observable
         Inputs
       (Level 2)

  Significant
   Unobservable
     Inputs
   (Level 3)





       Total
 Assets
Unrealized gain (loss) on open contracts
                        $(2,464,807)
  $434,789
    n/a

                 $(2,030,018)
Options purchased
$ 3,431,821
?
 n/a

                  $  3,431,821






Liabilities





Options written
$ 2,358,060
?
   n/a

                  $  2,358,060


    WCM I, LLC





Quoted Prices in
Active Markets for
  Identical Assets
        (Level 1)

   Significant Other
    Observable
      Inputs
    (Level 2)

    Significant
     Unobservable
       Inputs
     (Level 3)





       Total
  Assets
Unrealized loss on open contracts
                        $(2,708)
$(1,562)
     n/a

$(4,270)




       <table>
Morgan Stanley Managed Futures Trading Companies
Notes to Financial Statements
September 30, 2008 (continued)

       In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities (?SFAS 161?).
SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand how those instruments and activities are accounted for; how and why they are used; and their effects on a Trading Company?s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Each Trading Company is currently evaluating the impact that the adoption of SFAS No. 161 will have on its financial statement disclosures.


2.  Trading Advisors to the Trading Companies

     Demeter retains certain commodity trading advisors to make all trading decisions for the Trading Companies.  The trading advisors and their strategies for each Trading Company as of
September 30, 2008 are as follows:
Trading Company		     Trading Advisor		               Strategy
Morgan Stanley Managed Futures	     Altis Partners (Jersey) Limited	               Global Futures Program
Altis I, LLC

Morgan Stanley Managed Futures	     Aspect Capital Limited			Aspect Diversified Program
Aspect I, LLC

Morgan Stanley Managed Futures	     Blenheim Capital Management, LLC	Global Markets Strategy Program
BHM I, LLC								(Futures/FX)

Morgan Stanley Managed Futures	     Winton Capital Management		Diversified Trading Program
WCM I, LLC    			     Limited

     Fees paid to the trading advisors by the Trading Companies consist of a management fee and an incentive fee as follows:

Management Fee ? Each Trading Company pays each respective trading advisor a monthly management fee based on a percentage of average net assets as described in the advisory agreement among each Trading Company, Demeter, and each trading advisor.

Morgan Stanley Managed Futures Trading Companies
Notes to Financial Statements
September 30, 2008 (continued)

Incentive Fee ? Each Trading Company pays each respective trading advisor a quarterly incentive fee equal to 20% of the New Trading Profits earned by each Member. Such fee is accrued on a monthly basis, but is not payable until the end of the calendar quarter.

   New Trading Profits represent the amount by which profits from futures, forwards, and options trading exceed losses after management fees, brokerage fees and transaction costs, and administrative fees are deducted. When a trading advisor experiences losses with respect to the Members? capital as of the end of a calendar month, the trading advisor must recover such losses before it is eligible for an incentive fee in the future. Losses are reduced for capital withdrawn from the Trading Companies.


3.  Financial Instruments

    Each Trading Company trades Futures Interests. Futures and forwards represent contracts for delayed delivery of an instrument at a specified date and price. Risk arises from changes in the value of these contracts and the potential inability of counterparties to perform under the terms of the contracts. There are numerous factors which may significantly influence the market value of these contracts, including interest rate volatility.

    The fair value of exchange-traded contracts is based on the settlement price quoted by the exchange on the day with respect to which fair value is being determined. If an exchange-traded contract could not have been liquidated on such day due to the operation of daily limits or other rules of the exchange, the settlement price shall be the settlement price on the first subsequent day on which the contract could be liquidated. The fair value of off-exchange-traded contracts is based on the fair value quoted by the counterparty.

    The exchange-traded contracts are accounted for on a trade-date basis and fair valued on a daily basis. The off-exchange-traded contracts are periodically fair valued.












       <table>
Morgan Stanley Managed Futures Trading Companies
Notes to Financial Statements
September 30, 2008 (continued)

3.  Financial Instruments (cont?d)

    Each Trading Company accounts for its derivative investments in accordance with the provisions of Statements of Financial
Accounting Standards No. 133, ?Accounting for Derivative
Instruments and Hedging Activities? (SFAS No. 133?).  SFAS No.
133 defines a derivative as a financial instrument or other contract that has all three of the following characteristics:

	(1) One or more underlying notional amounts or payment
provisions;
     (2) Requires no initial net investment or a smaller initial
net investment than would be 	required relative to changes in
market factors;
	(3) Terms require or permit net settlement.

    Generally, derivatives include futures, forward, swaps or options contracts, and other financial instruments with similar characteristics such as caps, floors, and collars.

    The net unrealized gains (losses) on open contracts, reported as a component of ?Trading Equity? on the Statements of Financial
Condition, and their longest contract maturities were as follows:
Altis I, LLC
		                  Net Unrealized Gains
			             on Open Contracts		           Longest Maturities
				           Off-				                    Off-
	 	         Exchange-	       Exchange-			   Exchange-	 Exchange-
     Date		           Traded	         Traded               Total	      Traded	    Traded
Sep. 30, 2008         $1,607,570	          -		  $1,607,570	    Mar. 2010	         -
     Dec. 31, 2007         $   924,349	          -		  $   924,349	    Jun. 2009	         -

Aspect I, LLC
		         Net Unrealized Gains(Losses)
			       on Open Contracts			        Longest Maturities
				         Off-					      Off-
	 	      Exchange-	    Exchange-			   Exchange-	 Exchange-
   Date		        Traded	      Traded               Total	                  Traded	    Traded
   Sep. 30, 2008         $  529,130         $(71,951)        $ 457,179	            Dec. 2009	               Oct. 2008
   Dec. 31, 2007         $  300,246	   $(31,030)       $  269,216	            Mar. 2009	               Jan. 2008


       <table>
Morgan Stanley Managed Futures Trading Companies
Notes to Financial Statements
September 30, 2008 (continued)

3.  Financial Instruments (cont?d)
BHM I, LLC
		             Net Unrealized Gains/(Losses)
			             on Open Contracts	                       Longest Maturities
				         Off-					      Off-
	 	      Exchange-	    Exchange-			   Exchange-	 Exchange-
Date		        Traded	      Traded               Total	      Traded	    Traded
Sep. 30, 2008         $(2,464,807)        $434,789	  $ (2,030,018)	    Dec. 2012	    Sep. 2009
Dec. 31, 2007        $     555,278	  $    5,320	  $     560,598	    Jun. 2010	    Nov. 2008

WCM I, LLC
		                    Net Unrealized Gains/(Losses)
			            on Open Contracts			         Longest Maturities
				        Off-				                                   Off-
	 	      Exchange-	    Exchange-			   Exchange-	 Exchange-
Date		        Traded	      Traded                  Total                    Traded	    Traded
Sep. 30, 2008              $ (2,708)	      $(1,562)	    $  (4,270)	    Mar. 2010	Dec. 2008
Dec. 31, 2007             $136,795	          -		    $136,795	    Jun. 2009	         -

4.  Investment Risk
    The Members? investments in each Trading Company expose the Members to various types of risks that are associated with the Futures Interests and markets in which each Trading Company invests. The significant types of financial risks which each Trading Company is exposed to are market risk, liquidity risk, and counterparty risk.

    The rapid fluctuations in the market prices of the Futures Interests in which each Trading Company invests make the Member?s investment volatile. If a trading advisor incorrectly predicts the direction of prices in the Futures Interests in which it invests, large losses may occur.

    Illiquidity in the markets in which each Trading Company invests may cause less favorable trade prices. Although each trading advisor will generally purchase and sell actively traded contracts where last trade price information and quoted prices are readily available, the prices at which a sale or purchase occur may differ from the prices expected because there may be a delay between receiving a quote and executing a trade, particularly in circumstances where a market has limited trading volume and prices are often quoted for relatively limited quantities.

Morgan Stanley Managed Futures Trading Companies
Notes to Financial Statements
September 30, 2008 (concluded)

4.  Investment Risk (cont?d)

    The credit risk on Futures Interests arises from the potential inability of counterparties to perform under the terms of the contracts. Each Trading Company has credit risk because MS&Co., MSIP, and/or MSCG act as the futures commission merchants or the counterparties with respect to most of each Trading Company?s assets. The Trading Companies? exposure to credit risk associated with counterparty nonperformance is typically limited to the cash deposits with, or other form of collateral held by, the counterparty. Each Trading Company?s assets deposited with MS&Co. or its affiliates are segregated or secured in accordance with the Commodity Exchange Act and the regulations of the Commodity Futures Trading Commission (the ?CFTC?) and are expected to be largely held in non-interest bearing bank accounts at a U.S. bank or banks, but may also be invested in any other instruments approved by the CFTC for investment of customer funds. Exchange-traded futures, exchange-traded forward, and exchange-traded futures-styled options contracts are marked to market on a daily basis, with variations in value settled on a daily basis. With respect to each Trading Company?s off-exchange-traded forward currency contracts and forward currency options contracts, there are no daily settlements of variation in value, nor is there any requirement that an amount equal to the net unrealized gains (losses) on such contracts be segregated. However, each Trading Company is required to meet margin requirements equal to the net unrealized loss on open forward currency contracts in each Trading Company accounts with the counterparty, which is accomplished by daily maintenance of the cash balance in a custody account held at MS&Co. The Trading Companies had assets on deposit with MS&Co. and MSIP, each acting as a commodity broker for the Trading Companies? trading of Futures Interests, totaling at September 30, 2008 and December 31, 2007, respectively, $20,516,259 and $8,058,022 for Altis I,
LLC, $24,693,211 and $8,573,148 for Aspect I, LLC, $127,320,469
and $7,714,294 for BHM I, LLC, and $24,071,532 and $8,761,827 for
WCM I, LLC. With respect to those off-exchange-traded forward currency contracts, each Trading Company is at risk to the ability of MS&Co., the sole counterparty on all such contracts, to perform. With respect to those off-exchange-traded forward currency options contracts, each Trading Company is at risk to the ability of MSCG, the sole counterparty on all such contracts, to perform. Each Trading Company has a netting agreement with each counterparty. These agreements, which seek to reduce both the Trading Companies? and the counterparties? exposure on off-exchange-traded forward currency contracts, including options on such contracts, should materially decrease the Trading Companies? credit risk in the event of MS&Co.?s or MSCG?s bankruptcy or insolvency.